                               EXHIBIT (8)(b)(1)

                  AMENDMENT NO. 11 TO PARTICIPATION AGREEMENT

                                AMENDMENT NO. 11

                            PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated as of May 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust; AIM Distributors, Inc., a Delaware corporation; Transamerica Life Insurance Company, an Iowa life Insurance company; and AFSG Securities Corporation, a Pennsylvania corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                 SERIES I SHARES

------------------------------------------------------------------------------------------------------------------------------------
            Funds Available                          Separate Accounts                              Policies Funded
          Under the Policies                        Utilizing the Funds                        by the Separate Accounts
------------------------------------------------------------------------------------------------------------------------------------
..    AIM V.I. Balanced Fund                       Retirement Builder Variable          .   Transamerica Life Insurance
..    AIM V.I. Capital Appreciation Fund           Annuity Account                          Company Policy Form No. AV288
..    AIM V.I. Dent Demographic Trends Fund                                                 101 95 796 under marketing names:
..    AIM V.I. Government Securities Fund          Legacy Builder Variable Life             "Retirement Income Builder II
..    AIM V.I. Growth Fund                         Separate Account                         Variable Annuity" and "Portfolio
..    AIM V.I. Core Equity Fund                                                             Select Variable Annuity"
..    AIM V.I. International Growth Fund           PFL Variable Life Account A          .   Transamerica Life Insurance
..    AIM V.I. Premier Equity Fund                                                          Company Policy Form No. WL851
                                                  Separate Account VA A                    136 58 699 under the marketing name
                                                                                           "Legacy Builder Plus"
                                                  PFL Corporate Account One            .   Transamerica Life Insurance
                                                  (1940 Act Exclusion)                     Company Policy Form No.
                                                                                           APUL0600 699 under the marketing
                                                                                           name "Variable Protector"
                                                                                       .   Transamerica Life Insurance
                                                                                           Company Policy Form No. AV337
                                                                                           101 100397 under the marketing name
                                                                                           "The Atlas Portfolio Builder Variable
                                                                                           Annuity"
                                                                                       .   Advantage V, Variable Universal Life
                                                                                           Policy (1933 Act Exempt)


                                SERIES II SHARES

------------------------------------------------------------------------------------------------------------------------------------
            Funds Available                          Separate Accounts                              Policies Funded
          Under the Policies                        Utilizing the Funds                        by the Separate Accounts
------------------------------------------------------------------------------------------------------------------------------------
..    AIM V.I. Balanced Fund                       Separate Account VA B                .   Transamerica Life Insurance
..    AIM V.I. Basic Value Fund                                                             Company Policy Form No. AV720
..    AIM V.I. Blue Chip Fund                                                               101 148 102 under the marketing
..    AIM V.I. Capital Appreciation Fund                                                    name "Transamerica Landmark
..    AIM V.I. Dent Demographic Trends Fund                                                 Variable Annuity"
..    AIM V.I. Government Securities Fund                                               .   Transamerica Life Insurance
..    AIM V.I. Growth Fund                                                                  Company Policy Form No. AV400
..    AIM V.I. Core Equity Fund                                                             101 107 198 under the marketing
..    AIM V.I. Mid Cap Core Equity Fund                                                     name "Transamerica Freedom
..    AIM V.I. Premier Equity Fund                                                          Variable Annuity"

                          SERIES II SHARES continued...

------------------------------------------------------------------------------------------------------------------------------------
            Funds Available                          Separate Accounts                             Policies Funded
          Under the Policies                        Utilizing the Funds                       by the Separate Accounts
------------------------------------------------------------------------------------------------------------------------------------
..    AIM V.I. Balanced Fund                       Separate Account VA C                .   Transamerica Life Insurance
..    AIM V.I. Basic Value Fund                                                             Company Policy Form No. AV710
..    AIM V.I. Blue Chip Fund                      Separate Account VA D                    101 147 102 under the marketing
..    AIM V.I. Capital Appreciation Fund                                                    name "Transamerica EXTRA
..    AIM V.I. Dent Demographic Trends Fund        Separate Account VA F                    Variable Annuity"
..    AIM V.I. Government Securities Fund                                               .   Transamerica Life Insurance
..    AIM V.I. Growth Fund                         Separate Account VA I                    Company Policy Form No. AV474
..    AIM V.I. Core Equity Fund                                                             101 122 1099 under the marketing
..    AIM V.I. Mid Cap Core Equity Fund            Separate Account VA J                    name "Transamerica Access Variable
..    AIM V.I. Premier Equity Fund                                                          Annuity"
..    AIM V.I. International Growth Fund           Separate Account VA K                .   Transamerica Life Insurance
                                                                                           Company Policy Form No. AV288
                                                  Separate Account VA L                    101 95 796 under the marketing name
                                                                                           "Premier Asset Builder Variable
                                                  Separate Account VA P                    Annuity"
                                                                                       .   Transamerica Life Insurance
                                                  Retirement Builder Variable              Company Policy Form No. AV288
                                                  Annuity Account                          101 95 796 under the marketing name
                                                                                           "Principal-Plus Variable Annuity"
                                                  Separate Account VA Q                .   Transamerica Life Insurance
                                                                                           Company Policy Form No. AVI 200 1
                                                  Separate Account VA R                    0100 under the marketing name
                                                                                           "Immediate Income Builder II"
                                                  Separate Account VA S                .   Transamerica Life Insurance
                                                                                           Company policy Form No. AV721
                                                                                           101 149 1001 under the marketing
                                                                                           name "Retirement Income Builder -
                                                                                           BAI Variable Annuity"
                                                                                       .   Transamerica Life Insurance
                                                                                           Company Policy Form No. AV721
                                                                                           101 149 1001 under the marketing
                                                                                           name "Transamerica Preferred
                                                                                           Advantage Variable Annuity"
                                                                                       .   Transamerica Life Insurance
                                                                                           Company Policy Form No. AV721
                                                                                           101 149 1001 under the marketing
                                                                                           names: "Transamerica Opportunity
                                                                                           Builder" and "Transamerica
                                                                                           Traditions"
                                                                                       .   Transamerica Life Insurance
                                                                                           Company Policy Form No. AV288
                                                                                           101 95 796 under marketing name:
                                                                                           "Portfolio Select Variable Annuity"
                                                                                       .   Transamerica Life Insurance
                                                                                           Company Form No. AV864 101 165
                                                                                           103
                                                                                       .   Transamerica Life Insurance
                                                                                           Company Form No. AV1025 101 178
                                                                                           903

                          SERIES II SHARES continued...

------------------------------------------------------------------------------------------------------------------------------------
            Funds Available                          Separate Accounts                              Policies Funded
          Under the Policies                        Utilizing the Funds                         by the Separate Accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       .   Transamerica Life Insurance
                                                                                           Company Form No. AV865 101 167
                                                                                           103 under the marketing name
                                                                                           "Huntington Allstar Select"

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: December 1, 2003

                                             AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Jim A. Coppedge                  By: /s/ Robert H. Graham
        ------------------------------           ------------------------------

Name:  Jim A. Coppedge                       Name: Robert H. Graham
       -------------------------------             ----------------------------

Title: Assistant Secretary                   Title: President
       -------------------------------              ---------------------------


                                             AIM DISTRIBUTORS, INC.

Attest: /s/ P. Michelle Grace                By: /s/ Gene K. Needles
        ------------------------------           ------------------------------

Name:  P. Michelle Grace                     Name: Gene K. Needles
       -------------------------------            ----------------------------

Title: Assistant Secretary                   Title: President
       -------------------------------             ---------------------------

                                             TRANSAMERICA LIFE INSURANCE COMPANY


Attest: /s/ Teresa A. Peplowski              By: /s/ John K. Carter
        ------------------------------           ------------------------------

Name:  Teresa A. Peplowski                   Name: John K. Carter
       -------------------------------             ----------------------------

Title: Assistant Secretary                   Title: Assistant Secretary
       -------------------------------              ---------------------------

                                             AFSG SECURITIES CORPORATION

Attest: /s/ Teresa A. Peplowski              By: /s/ Priscilla I. Hechler
        ------------------------------           ------------------------------

Name:  Teresa A. Peplowski                   Name: Priscilla I. Hechler
       -------------------------------             ----------------------------

Title: Assistant Secretary                   Title: Assistant Vice President
                                                    and Assistant Secretary
       -------------------------------              ---------------------------